    EXHIBIT 99.1

Media Contacts:
Jeff Baker	Bill Bartkowski
President and CEO	Partner
Analysts International	MeritViewPartners
Phone: (952) 835-5900	Phone: (612) 605-8616
jpbaker@analysts.com	bartkowski@meritviewpartners.com

Analysts International to Hold Third Quarter Conference Call
October 26, 2006

Preliminary Third Quarter Results Show Revenue Up 9% Over Third Quarter 2005

    MINNEAPOLIS, MN — October 16, 2006 — (MARKET WIRE via COMTREX News Network) — Analysts International (NASDAQ: ANLY) today announced preliminary results for the quarter ended September 30, 2006.

    Based on its current outlook, Analysts International expects revenue for its third quarter to be between $85 million and $86 million, up nearly 9% from the third quarter of 2005, and below the Company’s previous guidance of $88 million to $90 million. Analysts International expects its diluted loss from operations to be approximately $0.02 per diluted share, up from a loss of $0.63 per diluted share in third quarter 2005.

    The Company will announce its third quarter 2006 financial results before the market opens on Thursday, October 26, 2006, and hold a conference call to discuss those results at 9:30 am CDT that day. Participants may access the call by dialing-1-888-694-4767 or-1-973-582-2751 for international participants, and asking for the Analysts International conference call moderated by company president and CEO, Jeff Baker. The call may also be accessed via the Internet at www.analysts.com, where it will be archived. Interested parties can also hear a replay of the call from 11:30 am CDT on October 26, 2006 to 10:59 pm CDT on November 2, 2006, by calling 1-877-519-4471 and using access code 7959349.

About Analysts International
Headquartered in Minneapolis, Analysts International is a diversified IT services company. In business since 1966, the company has sales and customer support offices in the United States and Canada. Lines of business include Full Service Staffing, which provides high demand resources for supporting a client's IT staffing needs; Solutions Services, which provides business solutions and network infrastructure services; Managed IT Services and Government Solutions. The company partners with best-in-class IT organizations, allowing access to a wide range of expertise, resources and expansive geographical reach. For more information, visit www.analysts.com.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This Press Release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Statements made in this Press Release by the Analysts International Corporation (“Analysts” or the “Company”) regarding the Company's expectations as to revenue and earnings for the third quarter of its fiscal year 2006 are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Analysts expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) completion of the accounting and financial review processes, including the Company’s fair value assessment concerning goodwill (FAS 142); and (ii) other economic, business, competitive and/or regulatory factors affecting Analysts' business generally, including those set forth in Analysts' filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management's Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements included in this Press Release are based on information available to Analysts on the date of the Press Release. Analysts undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this Press Release to reflect events or circumstances after the date of this Press Release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

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